Exhibit 10.31

Consulting Agreement between the Registrant and Robert C.
Brehm Consulting, Inc., ("Consultant")

    As filed with the Securities and Exchange Commission on December 19, 1995

                                                            Registration No.33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                      DEBBIE REYNOLDS HOTEL & CASINO, INC.

             (Exact name of registrant as specified in its charter)


            NEVADA                                       88-0335924
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                           Debbie Reynolds, President
                          305 Convention Center Drive
                              Las Vegas, NV 89109
                                 (702) 734-0711
    (Address of Registrant's principal executive offices, including zip code)

                                   ----------


       MANAGEMENT CONSULTING PLAN WITH PETER D. BISTRIAN CONSULTING, INC.
        MANAGEMENT CONSULTING PLAN WITH ROBERT C. BREHM CONSULTING, INC.
                              (Full title of Plan)

                          305 Convention Center Drive
                            Las Vegas, Nevada 89109
                                 (702) 734-0711
           (Name, address and telephone number of agent (for service)

                                   ----------

                                   COPIES TO:
                            M. Richard Cutler, Esq.
                            Horowitz, Cutler & Beam
                          Two Venture Plaza, Suite 380
                                Irvine, CA 92718

                                   ----------

                Approximate Date of Proposed Sale to the Public:
  As soon as practicable after this Registration Statement becomes effective.

                                   ----------


                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------
Title of Securities             Amount to be    Proposed Maximum    Proposed Maximum      Amount of
to be Registered                 Registered    Offering Price per  Aggregate Offering   Registration Fee
--------------------------------------------------------------------------------------------------------
Common Stock $0,0001 Par Value(1)  750,000        50,7500              $562,500            $193.95
--------------------------------------------------------------------------------------------------------


     (1) Includes shares of commons stock issuable upon exercise of options to purchase a total of 750,000 shares of common stock, issuable for counseling and advisory services to Peter D. Bistrian Consulting, Inc (an option to purchase 486,000 shares) and to Robert C. Brehm Consulting, Inc. (an option to purchase 254,000 shares), respectively, and exercisable at $0.75 per share.

     (2) The registration fee is based upon the exercise price of the options at $0.75 per share calculated pursuant to Rule 457.

                      DEBBIE REYNOLDS HOTEL & CASINO, INC.

        CROSS REFERENCE SHEET REQUIRED BY ITEM 501(b) OF REGULATION S-K

         Form S-8 Item Number
         and Caption                              Caption in Prospectus
         --------------------                     ---------------------

1.  Forepart of Registration Statement            Facing Page of Registration
     and Outside Front Cover                      Statement and Cover Page of
     Page of Prospectus                           Prospectus

2.  Inside Front and Outside Back                 Inside Cover Page of Pro-
    Cover Pages of Prospectus                     spectus and Outside Cover
                                                  Page of Prospectus

3.  Summary information, Risk Factors             Not Applicable
    and Ratio of Earnings to Fixed Charges

4.  Use of Proceeds                               Not Applicable

5.  Determination of Offering Price               Not Applicable

6.  Dilution                                      Not Applicable

7.  Selling Security Holders                      Sales by Selling Security
                                                  Holder

8.  Plan of Distribution                          Cover Page of Prospectus and
    by Selling Security  Holder                   Sales

9.  Description of Securities to be               Description of Securities:
    Registered                                    Management Consulting
    Agreement                                     with CKN Capital Corporation

10. Interests of Named Experts and                Legal Matters
    Counsel

11. Material Changes                              Not Applicable

12. Incorporation of Certain information          Incorporation of Certain
    by Reference                                  Documents by Reference

13, Disclosure of commission Position             Indemnification of Directors
    on Indemnification for Securities             and Officers; Undertakings
    Act Liabilities

                            DATED: December 19, 1995

PROSPECTUS
                      DEBBIE REYNOLDS HOTEL & CASINO, INC.

                          750,000 Shares Common Stock

               ISSUED PURSUANT TO THE, EXERCISE OF OPTIONS UNDER
                 THE COMPANY'S MANAGEMENT CONSULTING AGREEMENT
                  WITH PETER D. BISTRIAN CONSULTING, INC. AND
                       ROBERT C. BREHM CONSULTING, INC.,

     This prospectus is part of a Registration Statement which registers an aggregate of 750,000 shares of Common Stock, $0.0001 par value (such shares being referred to as the "Shares"), of DEBBIE REYNOLDS HOTEL & CASINO, INC. (the "Company") which may be issued upon exercise of certain options, as set forth herein, to Peter D, Bistrian Consulting, Inc. and Robert C. Brehm Consulting, Inc., consultants to the Company (the "Consultants" or if referred to individually the "Consultant") pursuant to their respective written Management Consulting Agreements dated December 7, 1995 (the "Consulting Agreements" or the "Consulting Agreements") providing for the issuance of such options (such options being hereinafter collectively referred to as the ("Options"). Such selling stockholders may sometimes hereafter be referred to as the "Selling Security Holders." All of the Stocks are being issued to the Consultants Pursuant to their respective Consulting Agreements, The Company has been advised by the Selling Security Holders that it may sell all or a portion of the Shares from time to time in the Bulletin Board market, in negotiated transactions, directly or through brokers or otherwise, and that such shares will be sold at market prices prevailing at the time of such sales or at negotiated prices, and the Company will not receive any proceeds from such sales. The company's principal executive office is located at 305 Convention Center Drive, Las Vegas, Nevada 89109, (702) 734-0711.

     No person has been authorized by the Company to give any information or to make any representation other than as contained in this Prospectus, and if given or made, such information or representation must not be relied upon as having been authorized by the Company. Neither the delivery of this Prospectus nor any distribution of the Shares issuable under the terms of the Agreement shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof.

                                   ----------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.


                The date of this Prospectus is December 19, 1995

AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copies at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W., Washington D.C. 20540. The Company's Common Stock is traded on the Bulletin Board under the symbol "DEBI.'

     The Company has filed with the Commission a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), with respect to the resale of up to an aggregate of up to 750,000 shares of the Company's Common Stock offered by this Prospectus, reference is made to the Registration Statement, including the exhibits thereto. Statements in this Prospectus as to any document are not necessarily complete, and where any such document is an exhibit to the Registration Statement or is incorporated by reference herein, each such statement is qualified in all respects by the provisions of such exhibit or other document, to which reference is hereby made for a full statement of the provisions thereof. A copy of the Registration Statement with exhibits, may be obtained from the Commission's office in Washington, D.C. (at the above address) upon payment of the fees prescribed by the rules and regulations of the Commission, or examined there without charge.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by the Company with the Securities and Exchange Commission are incorporated herein by reference and made a part thereof.

     1 . The company's Annual Report on Form 10-KSB filed for the year ended December 31, 1994 and the Company's Quarterly Reports on Forms 1O-QSB for the quarters of Match 31, 1995, June 30, 1995 and September 30, 1995; Current Reports on Form 8-K dated June 30, 1995, July 21, 1995 and August 30, 1995; description of the Company's Common Stock contained in the Company's Form 8-A dated October 18, 1990.

     2. All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing of such documents. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Prospectus.

     The Company hereby undertakes to provide without charge to each person, including any beneficial owner to whom a copy of the Prospectus has been delivered, on the written or oral request of any such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this Prospectus other than exhibits to such documents. Written requests for such copies should be directed to Corporate Secretary, 305 Convention Center Drive, Las Vegas,, Nevada 89109, (702) 734-0711.

                    INFORMATION WITH RESPECT TO THE COMPANY

This Prospectus is accompanied by the Company's Annual Report on Form 10-KSB for the year ended December 31, 1994 and the company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995; Current Reports on Form 8-K dated June 30, 1995. July 21, 1995 and August 30,1995; description of the Company's Common Stock contained in the company's Form 8-A dated October 18, 1990. These Annual and Quarterly Reports as well is all other reports filed by the Company pursuant to Sections 13(a), 13(c),

14 or 15(d) of the Securities Exchange Act of 1934 are, hereby incorporated by reference in this Prospectus and may be obtained, without charge, upon the oral or written request of any person to the Company at 305 Convention Center Drive, Las, Vegas, Nevada 89109. (702) 734-0711.

                        MANAGEMENT CONSULTING AGREEMENT
                    WITH PETER D. BISTRIAN CONSULTING. INC.

General

     On December 7, 1995, the Company entered into a Management Consulting Agreement with Peter D, Bistrian Consulting, Inc. pursuant to which the Company agreed to issue to the Consultant Options to purchase up to an aggregate of 486,000 shares of common Stock of the Company in consideration for consulting services to be provided to the Company over an anticipated eight-month period commencing as of the date of the agreement. The Consultant is wholly-owned by Mr. Peter D. Bistrian, who is the sole officer and director of the Consultant. The term of the Management Consulting Agreement shall be eight months. Under the terms of the Consulting Agreement the Consultant is to undertake for and consult with the Company concerning management, marketing and operational planning and consulting, strategic planning, corporate organization, and structure, expansion of services and stockholder relations, and shall review and advise the Company regarding its overall progress, needs and condition.

     In particular, the Consultant shall assist the Company with the implementation of short range and long term strategic planning to fully develop and enhance the Company's assets, resources, products and services; and advise and recommend to the Company additional services related to the present products and services provided by the Company as well as new products and services that may be provided by the Company.

Compensation

     In connection with the Consulting Agreement, the Company has agreed to issue Options to purchase up to 486,000 shares of Common Stock of the Company over the period of twenty-four months and which are not being administered by either the Board of Directors of the Company or any committee of the Board of Directors organized for that purpose. The specific terms of the Options are as follows:

     (a) Option Price. Options to purchase 486,000 shares of Common Stock shall be exercisable at a price per share of Common Stock of $0.75.

     (b) Terms of Options. Each Option is exercisable from December 10, 1995 until its expiration date of December 10, 1997.

     (c) Payment for Shares. The purchase price for the exercise of the Options is payable in cash, and the price for the shares of Common Stock is to be paid in full upon exercise of the Options.

     (d) Transferability. The Options are not transferable by the holder thereof except pursuant to the laws of descent and distribution to the sole shareholder.

     (e) Redemption. There are no redemption rights afforded to the Company in connection with the Options.

     (1) Adjustments. The number of shares of Common Stock of the Company purchasable upon exercise of the Options and the exercise price of the Options are subject to the adjustment involving stock dividends, stock splits, reorganizations, reclassification, consolidations and mergers. There will be no adjustment for the payment of cash dividends by the Company on its Common Stock. The Company is not required to issue fractional shares. Options for fractional shares amounting to less than one share will be disregarded,

     (g) Miscellaneous. It is intended that the shares of Common Stock issued on exercise of the Options will be fully registered securities under the Securities Act of 1933.

                        MANAGEMENT CONSULTING AGREEMENT
                     WITH ROBERT C. BREHM CONSULTING, INC.

General

     On December 7, 1995, the Company entered into a Management Consulting Agreement with Robert C. Brehm Consulting, Inc. pursuant to which the Company agreed to issue to the Consultant Options to purchase up to an aggregate of 264,000 shares of Common Stock of the Company in consideration for consulting services to be provided to the Company over an anticipated eight-month period commencing as of the date of the agreement. The Consultant is wholly-owned by Mr. Robert C- Brehm, who is the sole officer and director of the Consultant. The term of the Management Consulting Agreement shall be eight months. Under the terms of the Consulting Agreement the Consultant is to undertake for and consult with the Company concerning management, marketing and operational planning and consulting, strategic planning, corporate organization and structure, expansion of services and stockholder relations, and shall review and advise the Company regarding its overall progress, needs and condition.

     In particular, the Consultant shall assist the Company with the implementation of short range and long term strategic planning to fully develop and enhance the company's assets, resources, products and services, and advise and recommend to the Company additional services relating to the present products and services provided by the Company as well as new products and services that may be provided by the Company.

Compensation

     In connection with the Consulting Agreement, the Company has agreed to issue Options to purchase up to 264,000 shares of Common Stock of the Company over the period of twenty-four months and which are not being administered by either the Board of Directors of the Company or any committee of the Board Directors organized for that purpose. The specific terms of the Options are as follows:

     (a) Option Price. Options to purchase 264,000 shares of Common Stock shall be exercisable at a price per share of Common Stock of $0.75.

     (b) Terms of Options, Each Option is exercisable from December 10, 1995 until its expiration date of December 10, 1997.

     (c) Payment for Shares. The purchase price for the exercise of the Options is payable in cash, and the price for the shares of Common Stock is to be paid in full upon exercise of the Options.

     (d) Transferability. The Options are not transferable by the holder thereof except pursuant to the laws of descent and distribution to the sole shareholder.

     (e) Redemption. There are no redemption rights afforded to the Company in connection with the Options.

     (f) Adjustments. The number of shares of common stock of the Company purchasable upon exercise of the Options and the exercise price of the Options are subject to the adjustment involving stock dividends, stock splits, reorganizations, reclassifications, consolidations and mergers. There will be no adjustment for the payment of cash dividends by the Company on its Common Stock. The Company is not required to issue fractional shares. Options for fractional shares amounting to less than one share will be disregarded.

     (g) Miscellaneous. it is intended that the shares of Common Stock issued on exercise of the Options will be fully registered securities under the Securities Act of 1933.

Restrictions Under Securities Laws

     The sale of any shares of Common Stock acquired upon the exercise of the Options must be made in compliance with federal and state securities laws. Officers, directors and 10% or greater stockholder of the Company, as well as certain other persons or parties who may be deemed to be "affiliates" of the Company under the Federal Securities Laws, should be aware that resales by affiliates can only be made pursuant to an effective Registration Statement, Rule 144 or any other applicable exemption. Officers, directors and 10% and greater stockholders are also subject to, the "short swing" profit rate of
Section 16(b) of the Securities Exchange Act of 1934. Section 16(b) of the Exchange Act generally provides that if an officer, director or 10% and greater stockholder sold any Common Stock of the Company acquired pursuant to the exercise of a stock option or warrant, he would generally be required to pay to the Company and "profits" resulting from the sale of the stock and receipt of the stock option. Section 16(b) exempts all option exercises from being treated as purchases and, instead, treats an option grant as a purchase of the underlying security, which grant/purchase may be matched with any sale or the underlying security within six months of the date of grant.


                       SALES BY SELLING: SECURITY HOLDERS

     The following table sets forth the name of the Selling Security Holder, the amount of shares of Common Stock held directly or indirectly or underlying the maximum number of Options to be issued to the Selling Security Holder, the amount of shares of Common Stock underlying the Options to be offered by the Selling Security Holder, the exercise price for the Options, the amount of Common Stock to be owned by the Selling Security Holder following sale of such shares of Common Stock and the percentage of shares of Common Stock to be owned by the Selling Security Holder following completion of such offering (based on 9,925,751 shares of Common Stock of the Company outstanding as of December 19,
1995). Unless otherwise indicated, each of the stockholders has sole voting and investment Power with respect to shares beneficially owned.


                                                             Exercise     Shares to be     Percent to be
Name of Selling           Number of         Shares to        Price per    owned After      owned after
Security Holder           Shares Owned      be Offered       Share        Offering         Offering
---------------           ------------      ----------       -----        --------         --------
Peter D, Bistrian         486,000 (1)       486,000          $0.75             0           none
Consulting, Inc.

Robert C. Brehm           264,000 (2)       264,000           $O.75            0           none
Consulting, Inc.

(1) Represents shares underlying a currently execrable option to purchase 468,000 shares of the Company's common stock exercisable at $O.75 per share, which has been issued to Consultant for advisory and consulting services.

(2) Represents shares underlying a currently exercisable option to purchase 264,000 shares of the company's common stock exercisable at $O.75 per share, which has been issued to Consultant for advisory and consulting services.

                           DESCRIPTION OF SECURITIES

     The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, $.0001 par value, and 50,000,000 shares of preferred stock, $.OOO1 par value.

     The following summary of certain terms of the Common Stock and Preferred Stock does not purport to be complete and is subject to, and qualified in its entirely by, the provisions of the Company's Certificate of Incorporation and By-laws, which are included as exhibits to the Registration Statement of which this Prospectus is a part, and the provisions of applicable law.

Common Stock

     As of the date of this Prospectus, there are 9,925,751 shares of Common Stock outstanding. Holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding preferred stock, if any. Holders of Common Stock have no right to convert their Common Stock into any other securities. The Common Stock has no preemptive or other subscription rights. There are no redemption or sinking fund provisions applicable to the Common Stock. All outstanding shares of Common Stock are, and the Common Stock to be outstanding upon completion of this Offering will be, duly authorized, validly issued, fully paid and nonassessable.

Preferred Stock

     The Board of Directors has the authority, without further action by the stockholders, to issue up to 50,000,000 shares of Preferred Stock, $.OOO1 par value, of which 2,000,0OO shares have been designated as Series AA and of which 667,904 shares of its AA Preferred Stock are currently issued and remain outstanding. The Company currently has no plans to issue any additional preferred stock. The Board of Directors of the Company has authority, however, to issue all or any portion of the authorized but unissued preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preference and the number shares constituting any series at the designation of such series. The issuance of Preferred Stock could adversely affect the voting power of holders of Common Stock and could have the effect of delaying, deferring or preventing a change in control of the Company.

Trading Status

     The Company's Common Stock is traded in the Bulletin Board under the symbol "DEBI".

Transfer Agent

     The Transfer Agent for the shares of Common Stock is American Stock Transfer and Trust, 40 Wall Street. New York, New York 10005, telephone number:
(718) 921-8327.

                                 LEGAL MATTERS

     Certain legal matters in connection with the securities being offered hereby will be passed upon for the Company by Horwitz, Cutler & Beam, Irvine California. Shareholders of Horwitz, Cutler & Beam are not the beneficial owners of any of the Company's common stock.

                                    PART II

Item 3. Incorporation of Documents by Reference.

The Registrant incorporates the following documents by reference in the registration statement:

(a) The Company's Annual Report on Form 1O-KSB filed for the year ended December 31, 1994 and the Company's Quarterly Reports on Forms 1O-QSB for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995; Current Reports on Form 8-K dated June 30,1995, July 21, 1995 and August 30, 1995; description of the Company's Common Stock contained in the Company's Form 8-A dated October 19, 1990;

All other documents filed in the future by Registrant after the date of this registration Statement under section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment Registration Statement which deregisters the securities covered hereunder which remain unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities.

     The class of securities to be offered is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. A description of the registrant's Securities is set forth in the Prospectus incorporated as a part of this Registration Statement.

Item 5. Interests of Named Experts and Counsel

     None.

Item 6.  Indemnification of Officers & Directors

     The Company's Bylaws and the Nevada General Corporation Law provide for indemnification of directors and officers against certain liabilities. Officers and directors of the Company are indemnified generally against expenses actually and reasonably incurred in connection with proceedings, whether civil or criminal, provided that it is determined that they acted in good faith, were not found guilty, and, in any criminal matter, had reasonable cause to believe that their conduct was not unlawful.

     The Company's Certificate of Incorporation further provides that a director of the Company shall not be personally liable for monetary damages to the Company or its shareholders for breach of any fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payments or dividends or stock redemption by the Company or (iv) for any transaction from which the director derives an improper Personal benefit.

Item 7.  Exemption form Registration Claimed

Inasmuch as the Consultant who received the options of the Registrant was knowledgeable, sophisticated and had access to comprehensive information relevant to the Registrant such transaction was undertaken in reliance on the exemption from registration provided by Section 4(2) of the Act.

Item 8. Exhibits

4(l) Management Consulting Agreement with Peter D. Bistrian Consulting, Inc.

4(2) Management Consulting Agreement with Robert C. Brehm Consulting, Inc.

4(3) Option Agreement with Peter D. Bistrian Consulting, Inc.

4(4) Option Agreement with Robert C. Brehm Consulting, Inc.

5 Opinion of Horowitz, Cutler & Beam, consent included,, relating to the Issuance of the shares of securities pursuant to the Management Consulting Agreement

23(1) Consent of Horowitz, Cutler & Beam.

23(2) Consent of KPMG Peat Marwick LLP.

Item 9. Undertakings

(a)  The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 1O(a)(3)) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement including (but not limited to) any addition or election of a managing underwriter.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities offered at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof,

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforeceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel that matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement in be signed on its behalf by the undersigned, thereunto duly authorized in the City of Las Vegas, NV, on December
  , 1995.



                                   DEBBIE REYNOLDS HOTEL & CASINO, INC.




                                   By:   /s/ Todd Fisher
                                        --------------------------------
                                        Todd Fisher President

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
registration  statement  has been signed below by the  following  persons in the
capacities indicated on December    , 1995.





/s/ Debbie Reynolds
------------------------
Debbie Reynolds                         Chairman of the Board


/s/ Todd Fisher                         President, Chief Executive Officer,
------------------------                Chief Financial Officer & Director
Todd Fisher                            (Principal Executive Officer and
                                        Principal Financial Officer)

                                 EXHIBIT (4)(1)


                         Managing Consulting Agreement
                                      with
                       Peter D. Bistrian Consulting, Inc.

                       PETER D. BISTRIAN CONSULTING, INC.
                            One East Uwchlan Avenue
                                   Suite 109
                                Exton, PA 19341

                                December 7, 1995

Ms. Debbie Reynolds
Chairman
DEBBIE REYNOLDS HOTEL & CASINO, INC.
305 Convention Center Drive
Las Vegas, Nevada 89109


          RE: Management Consulting Agreement
              -----------------------------------

Dear Ms. Reynolds:

     Formalizing our earlier discussions this is to acknowledge and confirm the terms of our Management Consulting Agreement ("Consulting Agreement") as follows:

     1. Appointment of Peter D. Bistrian Consulting, Inc.. DEBBIE, REYNOLDS HOTEL & CASINO, INC. ("DEBI") hereby engages Peter D. Bistrian Consulting, Inc. ("BISTRIAN") and BISTRIAN hereby agrees to render services to DEBI as a management consultant, strategic planner and advisor.

     2. Duties. During the term of this Agreement, BISTRIAN shall provide advice to, undertake for and consult with the Company concerning management, marketing consulting, strategic planning corporate organization and structure, financial matters in connection with the operation of the business of the Company, expansion of services, stockholder relations, and shall review and advise DEBI regarding its overall progress, needs and condition. BISTRIAN agrees to provide on a basis the following enumerated services plus any additional services contemplated thereby.

     (a) The implementation of short range and long term strategic planning to fully develop and enhance DEBI's assets, resources, products and services;

     (b) Advise and recommend to DEBI additional services relating to the present business and services provided by DEBI as well as new products and services that may be provided by DEBI.

     3. The term of this Consulting Agreement shall be for an eight-month period commencing on the date hereof.

     4. Compensation. As compensation for its services hereunder, BISTRIAN shall be issued options (the "Options") to purchase up to 486,000 shares of Common Stock, $.OOO1 par value (the "Shares"), of the Company exercisable at a price of $0.75 per share.

     5. Purchase of Shares. The exercise price for the Options shall be paid in cash, and appropriate investment restrictions shall be noted against the Shares.

     6. Expenses. BISTRIAN shall be entitled to reimbursement by DEBI of such reasonable out-of-pocket expenses as BISTRIAN may incur in performing services under this Consulting Agreement. Any significant expenses shall be approved in advance in writing by DEBI.

     7. Registration. DEBI agrees to provide BISTRIAN with registration rights at DEBI's cost and expenses and include, the underlying shares of Common Stock in a registration statement on Form S-8 to be filed by DEBI with the Securities and Exchange Commission within the proximate future, provided that the Options may not be exercised prior to the registration statement being filed with the SEC.

     8. Confidentiality . BISTRIAN will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the term of this Consulting Agreement, any trade secrets or other information designated as confidential by DEBI which is acquired by BISTRIAN in the course of its performing services hereunder. (A trade secret is information not generally known to the trade which gives DEBI an advantage over its competitors. Trade secrets can include, by way of example, products or services under development, production methods and processes, sources of supply, customer lists, marketing plans and information concerning the filing of pendency of patent applications). Any financial advice tendered by BISTRIAN pursuant to this Consulting Agreement may not be disclosed publicly in any manner without the prior written approval of BISTRIAN.

     9. Indemnification. DEBI agrees to indemnify and hold BISTRIAN harmless from and against losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' fees (collectively the "liabilities") joint and several, arising out of the performance of this Consulting Agreement, whether or not BISTRIAN is a party to such dispute. This indemnity shall not apply, however, and BISTRIAN shall indemnify and hold DEBI, its affiliates, control persons, officers, employees and agents harmless from and against all liabilities, where a court of competent jurisdiction has made final determination that BISTRIAN engaged in gross recklessness and willful misconduct in the performance of its services hereunder which gave rise to the losses, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determination, the indemnification and reimbursement provisions of this Consulting Agreement shall apply and DEBI shall perform its obligations hereunder to reimburse BISTRIAN for its expenses.) The provisions of this paragraph 8 shall survive the termination and expiration of this Consulting Agreement.

     10. Independent Contractor. BISTRIAN and DEBI hereby acknowledge that BISTRIAN is an independent contractor. BISTRIAN shall not hold itself out as, nor shall it take any action from which others might infer, that it is a partner of, agent of or a joint venturer of DEBI.

     11. Miscellaneous. This Consulting Agreement sets forth the entire under standing of the parties relating to the subject matter hereof, and supersedes and cancels any prior communications, understandings and agreements between the parties. This Consulting Agreement cannot be modified or changed, nor can any of its provisions be waived except by written agreement signed by a11 parties. This Consulting Agreement shall be governed by the laws of the State of Nevada. In any event or any dispute as to the terms of this Consulting Agreement, the prevailing party in any litigation shall be entitled to reasonable attorney's fees.

     Please confirm that the foregoing correctly sets forth our understanding by signing the enclosed copy of this letter where provided and returning it to us at your earliest convenience.


                                   Very truly yours,

                                   PETER D. BISTRIAN CONSULTING, INC.

                                   By:
                                        -----------------------------
                                   Its:
                                        -----------------------------

ACCEPTED AND AGREED TO as
of the   day of December 1995

DEBBIE REYNOLDS HOTEL & CASINO, INC.
By:
     -------------------------------
     Todd Fisher, President

                                 EXHIBIT (4)(2)

                         Managing Consulting Agreement
                                      with
                        Robert C. Brehm Consulting, Inc.

                        ROBERT C. BREHM CONSULTING, INC.
                         6965 El Camino Real, Suite 105
                           Carlsbad, California 92009

                                December 7, 1995

Ms. Debbie Reynolds
Chairman
DEBBIE, REYNOLDS HOTEL & CASINO, INC.
305 Convention Center Drive
Las Vegas, Nevada 89109

          RE:      Management Consulting Agreement
                   -------------------------------

Dear Ms. Reynolds:

     Formalizing our earlier discussions this is to acknowledge and confirm the terms of our Management Consulting Agreement ("Consulting Agreement") as follows:

     1. Appointment of Robert C. Brehm Consulting Inc.. DEBBIE REYNOLDS HOTEL & CASINO, INC. ("DEBI") hereby engages Robert C. Brehm Consulting, Inc. ("BREHM') and BREHM hereby agrees to render services to DEBI as management consultant, strategic planner and adviser.

     2. Duties. During the term of this Agreement, BREHM shall provide advice to, undertake for and consult with the Company concerning management, marketing consulting, strategic planning corporate organization and structure, financial matters in connection with the operation of the business of the Company, expansion of services, stockholder relations, and shall review and advise DEBI regarding its over-all progress, needs and condition. BREHM agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby.

          (a) The implementation of short range and long term strategic planning to fully develop and enhance DEBI's assets, resources, products and services;

          (b) Advise and recommend to DEBI additional services relating to the present business and services provided by DEBI as well as new products and services that may be provided by DEBI.

     3. Term. The term of this Consulting Agreement shall be for an eight-month period commencing on the date hereof

     4. Compensation. As compensation for its services hereunder, BREHM shall be issued Options (the "Options") to purchase up to 264,000 shares of Common Stock, $.OOO1 par value (the "Shares"), of the Company exercisable at a price of $0.75 per share.

     5. Purchase of Shares
         The exercise price for the Options shall be paid in cash, and appropriate investment restrictions shall be noted against the Shares.

     6. Expenses. BREHM shall be entitled to reimbursement by DEBI of such reasonable out of pocket expenses as BREHM may incur in performing services under this Consulting Agreement. Any significant expenses shall be approved in advance in writing by DEBI.

     7 Registration. DEBI agrees to provide BREHM with registration rights at DEBI's cost and expense; and include the underlying shares of Common Stock in a registration statement on Form S-8 to be filed by DEBI with the Securities and Exchange Commission within the proximate future, provided that the Options may not be exercised prior to the registration statement being filed with the SEC

     8. Confidentiality. BREHM will not disclose to any other person, firm or corporation, nor use for its own benefit, during or after the term of this Consulting Agreement, any trade secrets or other information designated as confidential by DEBI which is acquired by BREHM in the course of its performing services hereunder. (A trade secret is information not generally known to the trade which gives DEBI an advantage over its competitors. Trade secrets can include, by way of example, products or services under development, production methods and processes, sources of supply, customer lists, marketing plans and information concerning the filing of pendency of patent applications). Any financial advice tendered by BREHM pursuant to this Consulting Agreement may not be disclosed publicly in any manner without the prior written approval of BREHM.

     9. Indemnification. DEBI agrees, to indemnify and hold BREHM harmless from and against all losses, claims, damages, liabilities, costs or expenses (including reasonable attorneys' fees (collectively the "Liabilities") joint and several, arising out of the performance of this Consulting Agreement, whether or not BREHM is a party to such dispute. This indemnity shall not apply, however, and BREHM shall indemnify and hold DEBI, its affiliates, control persons, officers, employees and agents harmless from and against all liabilities, where a court of competent jurisdiction has made a final determination that BREHM engaged in gross recklessness and willful misconduct in the performance of its services hereunder which gave rise to the losses, claim, damage, liability, cost or expense sought to be recovered hereunder (but pending any such final determination, the indemnification and reimbursement provisions of this Consulting Agreement shall apply and DEBI shall perform its obligations hereunder to reimburse BREHM for its expenses.) The provisions of this paragraph 8 shall survive the termination and expiration of this Consulting Agreement.

     10. Independent Contractor. BREHM and DEBI hereby acknowledge that BREHM is an independent contractor. BREHM shall not hold itself out as, nor shall it take any action from which others might infer, that it is a partner of, agent of or a joint venturer of DEBI.

     11. Miscellaneous. This consulting Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes and cancels any prior communications, understandings and agreements between the parties. This Consulting Agreement cannot be modified or changed, not can any of its provisions be waived except by written agreement signed by all parties. This Consulting Agreement shall be governed by the laws of the State of Nevada. In any event of any dispute as to the terms of this Consulting Agreement, the prevailing party in any litigation shall be entitled to reasonable attorneys' fees.

     Please confirm that the foregoing correctly sets forth our understanding by signing the encloses copy of this letter where provided and returning it to us at your earliest convenience.


                                   Very truly yours,

                                   PETER D. BISTRIAN CONSULTING, INC.

                                   By:
                                        -----------------------------
                                   Its:
                                        -----------------------------

ACCEPTED AND AGREED TO as
of the   day of December 1995

DEBBIE REYNOLDS HOTEL & CASINO, INC.
By:
     -------------------------------
     Todd Fisher, President

                                 EXHIBIT(4)(3)


                                OPTION AGREEMENT

                               OPTION TO PURCHASE
                                  COMMON STOCK
                                       OF
                      DEBBIE REYNOLDS HOTEL & CASINO, INC.


     This is to certify that PETER D. BISTRIAN CONSULTING, INC. ("Optionee") is entitled, subject to the terms and conditions hereinafter set forth, to purchase 486,000 shares of Common Stock, $.OOO1 par value per share (the "Common Shares") of DEBBIE REYNOLDS HOTEL & CASINO, INC., a Nevada corporation (the "Company"), from the Company at the price per share and on the terms set forth herein and to receive a certificate of the Common Shares so purchased on presentation and surrender to the Company with the subscription form attached, duly executed and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check or other check payable to the order of the Company.

     The purchase rights represented by this Option are exercisable commencing December 10, 1995 through and including December 10, 1997 at a price per Common Share of $0.75.

     Subject to the above conditions, the purchase rights represented by this Option are exercisable at the option of the registered owner hereof in whole at any time, or in part from time to time, within the period specified; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a Common Share. In case of the purchase of less than all the Common Shares purchasable under this Option, the Company shall cancel this Option on surrender hereof and shall execute and deliver a new Option of like tenor and date for the balance of the shares purchasable hereunder.

     The Company agrees at all times to reserve or hold available a sufficient number of Common Stock to cover the number of shares issuable on exercise of this and all other Options of like tenor then outstanding.

     This Option shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatever except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect to this Option or the interest represented hereby or the Common Shares purchasable hereunder until or unless, and except to the extent that, this Option shall be exercised.

     In the event that the outstanding Common Shares hereunder are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

     (a) The aggregate number and kind of Common Shares subject to this Option, shall be adjusted appropriately;

     (b) Rights under this Option, both as to the number of subject Common Shares and the Option price, shall be adjusted appropriately; and

     (c) Where dissolution or liquidation of the company or any merger or combination in which the Company is not a surviving corporation is involved, this Option shall terminate, but the registered owner of this Option shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option in whole or in part to the extent that it shall not have been exercised.

     The foregoing adjustments and the application of the foregoing provisions may provide for the elimination of fractional share interests.

     The Option and all rights hereunder shall not be transferrable otherwise than by will or the laws of descent and distribution and except to the sole shareholder of Optionee.

     The Company shall not be required to issue or deliver any certificate of Common Shares purchased on exercise of this Option or any portion thereof prior to fulfillment of all the following conditions:

     (a) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other government regulatory body which is necessary;

     (b) The obtaining of any approval or other clearance from any federal or state government agency which is necessary.

     The Company agrees to file an appropriate registration statement under the Securities Act of 1933 as soon as practicable in order to register the underlying Common Shares under such Act.

     IN WITNESS WHEREOF, the Company has caused this Option to be executed by the signature of its duly authorized officer.

                                   DEBBIE REYNOLDS HOTEL & CASINO, INC.

                                        By: ______________________
                                            Todd Fisher, President
Dated:   December 5, 1995

                               SUBSCRIPTION FORM


        (To be executed by the registered holder to exercise the rights to purchase Common Shares evidenced by the within Option).

Debbie Reynolds Hotel & Casino, Inc.
305 Convention Center Drive
Las Vegas, Nevada 89109

The undersigned hereby irrevocably subscribes for Common Shares pursuant to and in accordance with the terms and conditions of this Option, and hereunder makes payment of $_______________ therefor, and requests that a certificate of such Common Shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below, and if such number of shares shall not be all of the shares purchasable hereunder, that a new Option of like tenor for the balance of the remaining Common Shares purchasable hereunder shall be delivered to the undersigned at the address stated below.

Dated: ____________________                    Signed: _____________________

                                               Address: ____________________

                                                        ____________________

                                                        ____________________

                                 EXHIBIT (4)(4)

                                OPTION AGREEMENT

                               OPTION TO PURCHASE
                                  COMMON STOCK
                                       OF
                      DEBBIE REYNOLDS HOTEL & CASINO, INC.

     This is to certify that ROBERT C. BREHM CONSULTING, INC. ("Optionee") is entitled, subject to the terms and conditions hereinafter set forth, to purchase 264,000 shares of Common Stock, $.0001 par value per share (the "Common Shares") of DEBBIE REYNOLDS HOTEL & CASINO, INC., a Nevada corporation (the "Company"), from the Company at the price per share and on the terms set forth herein and to receive a certificate of the Common Shares so purchased on presentation and surrender to the Company with the subscription form attached, duly executed and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check or other check payable to the order of the Company.

     The purchase rights represented by this Option are exercisable commencing December 10, 1995 through and including December 10, 1997 at a price per Common Share of $0.75.

     Subject to the above conditions, the purchase rights represented by this Option are exercisable at the option of the registered owner hereof in whole at any time, or in part from time to time, within the period specified; provided, however, that such purchase rights shall not be exercisable with respect to a fraction of a Common Share. In case of the purchase of less than all the Common Shares purchasable under this Option, the Company shall cancel this option on surrender hereof and shall execute and deliver a new option of like tenor and date for the balance of the shares purchasable hereunder.

     The Company agrees at all times to reserve or hold available a sufficient number of Common Shares to cover the number of shares issuable on exercise of this and all other Options of like tenor then outstanding.

     This Option shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatever except the rights herein expressed and such as are set forth, and no dividends shall be payable or accrue in respect to this Option or the interest represented hereby or the Common Shares purchasable hereunder until or unless, and except to the extent that, this Option shall be exercised.

     In the event that the outstanding Common Shares hereunder are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

     (a) The aggregate number and kind of Common, Shares subject to this option shall be adjusted appropriately;

     (b) Rights under this Option, both as to the number of subject Common Shares and the Option price, shall be adjusted appropriately; and

     (c) Where dissolution or liquidation of the company of any merger or combination in which the Company is not a surviving corporation is involved, this Option shall terminate, but the registered owner of this Option shall have the right immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option in whole or in part to the extent that it shall not have been exercised.

     The foregoing adjustments and the application of the foregoing provisions may provide for the elimination of fractional share interests.

     The Option and all rights hereunder shall not be transferrable otherwise than by will or the laws of descent and distribution and except to the sole shareholder of Optionee.

     The Company shall not be required to issue or deliver any certificate Common Shares purchased on exercise of this Option or any portion thereof prior to fulfillment of all the following conditions:

     (a) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other government regulatory body which is necessary;

     (b) The obtaining of any approval or other clearance from any federal or state government agency which is necessary.

     The Company agrees to file an appropriate registration statement under the Securities Act of 1933 as soon as practicable in order to register the underlying Common Shares under such Act.


     IN WITNESS WHEREOF, the Company has caused this Option to be executed by the signature of its duly authorized officer.


                                   DEBBIE REYNOLDS HOTEL & CASINO, INC.

                                        By: ______________________
                                            Todd Fisher, President
Dated:   December 5, 1995

                               SUBSCRIPTION FORM


        (To be executed by the registered holder to exercise the rights to Purchase Common Shares evidenced by the within Option).


Debbie Reynolds Hotel & Casino, Inc.
305 Convention Center Drive
Las Vegas, Nevada 99109

The undersigned hereby irrevocably subscribes for Common Shares pursuant to and in accordance with the terms and conditions of this Option, and hereunder makes Payment of $_________________ therefor, and request that a certificate of such Common Shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below, and if such number of shares shall not be all of the shares purchasable hereunder, that a new Option of like tenor for the balance of the remaining Common Shares Purchasable hereunder shall be delivered to the undersigned at the address stated below.

Dated: ____________________                    Signed: _____________________

                                               Address: ____________________

                                                        ____________________

                                                        ____________________

                                  EXHIBIT (5)

                 Opinion Of Horwitz, Cutler & Ream relating to
             issuance of shares of securities Pursuant to the above
                        Management Consulting Agreement

                                 Law Office Of

                             HOROWITZ CUTLER & BEAM
                               Two Venture Plaza
                                   Suite 380
                            Irvine, California 92718
                                 (714) 453-0300
                                 (310) 842-8574
                              FAX: (714) 453-9416

Lawrence W. Horwitz, Esq.                              *Also Admitted in Texas
M. Richard Cutler, Esq.*
Gregory B, Beam, Esq.
Lawrence R. Bujold, Esq.
Lawrence M. Cron, Esq.
Iwona Alami, Esq.
Dana  M. Strabic, Esq.
Thomas A Zeigler, Esq.
James M. Gilbert, Esq.

                         December 19, 1995

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 2O549



               Re:      DEBBIE REYNOLDS HOTEL & CASINO, INC.

Ladies and Gentlemen:

     This office represents DEBBIE REYNOLDS HOTEL & CASINO, INC., a Nevada corporation (the "Registrant") in connection with the registrant's Registration Statement on Form S- 8 under the Securities Act of 1933 (the "Registration Statement"), which relates to the registration of a total of 75O,O0O shares of the registrant's Common Stock issuable upon exercise of options issued to Peter
D. Bistrian Consulting, Inc. (an option to purchase 486,000 shares) and to Robert C. Brehm Consulting, Inc. (an option to purchase 264,000 shares) for performance of certain consulting and management services of the "Registered Securities"). In connection with our representation, we have examined such documents and undertaken such further inquiry as we consider necessary for rendering the opinion hereinafter set forth.

     Based upon the foregoing, it is our opinion that the Registered Securities, when sold as set forth in the Registration Statement, will be legally issued, fully paid and nonassessable.

     We acknowledge that we are referred to under the heading "Legal Matters" in the Prospectus which is a part of the Registrant's Form S-8 Registration Statement relating to the Registered Securities, and we hereby consent to such use of our name in such Registration Statement and to the filing of this opinion as Exhibit 5 to the Registration Statement and with such state regulatory agencies in such states as may require such filing in connection with the registration of the Registered Securities for offer and sale in such states.


                                             HOROWITZ, CUTLER & BEAM

                                  EXHIBIT (23.1)

                 Consent Of Horowitz, Cutler & Beam relating to
             issuance of shares Of Securities pursuant to the above
                        Management Consulting Agreements

                        CONSENT OF HORWITZ, CUTLER & BEAM

     We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-8 of our opinion dated December 19, 1995 relating to the registration of the Securities, as therein defined, of DEBBIE REYNOLDS HOTEL & CASINO, a Nevada corporation, which is attached as Exhibit 5 therein.

     December ____, 1995



                                             HOROWITZ, CUTLER & BEAM

                                  EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITOR

     We hereby consent to the use in the Prospectus, constituting part of the Registration Statement on Form S-8 of our report dated __________, 1995 relating to the financial statements of DEBBIE REYNOLDS HOTEL & CASINO, which are incorporated by reference therein.

     December __, 1995


                                             KMPG Peat Marwick LLP